Pioneering Novel Treatments with a one-tract mind FOCUSED ON RARE AND UNMET NEEDS IN DIGESTIVE DISEASES AND UNIQUE GI B IOLOGY

forward-looking statements This presentation includes forward-looking statements based upon the Company's current expectations. Forward- looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, anticipated milestones and any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of various risks and uncertainties, which include, without limitation: the impact of COVID-19 on our operations, enrollment in and timing of clinical trials; reliance on research and development partners; uncertainties associated with the clinical development and regulatory approval of product candidates; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; reliance on collaborators; and risks associated with acquiring and developing additional compounds. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, Form 10-Q for the quarter ended September 30, 2021, and in other filings that the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. 2

Changing the world through novel therapeutic approaches that treat people with rare and debilitating conditions via unique gut related pathways. vision changing the world for patients mission Developing innovative treatments to liberate patients from rare and underserved diseases through our deep understanding of GI biology. 3 investor highlights 9 meters at a glance Focused on rare and unmet needs in digestive diseases and untapped GI biology vurolenatide Proprietary long-acting GLP-1 agonist for short bowel syndrome, with positive phase 1b/2a data and a Phase 2 readout in 2Q22 larazotide First drug to move into a Phase 3 trial in celiac disease with data readout in 2022 a straight-forward strategy Creating solutions across key gut-related pathways with high unmet needs through capital efficient development & commercialization pathways 4 leading institutional investor support Joined the broad-market Russell 3000® Index and the small-cap Russell 2000® Index covered by leading health care analysts Nasdaq listed: NMTR

John Temperato PRESIDENT & CHIEF EXECUTIVE OFFICER Bethany Sensenig, MBA, CMA CHIEF FINANCIAL OFFICER Patrick H. Griffin, MD CHIEF MEDICAL OFFICER Sireesh Appajosyula, PharmD SVP, CORPORATE DEVELOPMENT & OPERATIONS Nir Barak, MD SVP, SCIENTIFIC AFFAIRS Matthew D. Bryant, PharmD VP, MEDICAL AFFAIRS Sarah Liu, MBA CHIEF COMMERCIAL OFFICER Al Medwar, MBA SVP, INVESTOR RELATIONS & CORPORATE COMMUNICATIONS leadership team 5 develop capital efficient & regulatory predicates acquire/ partner aligned to focus commercialize efficient US footprint; strategic ROW partnerships rare, unmet needs & unique GI biology digestive disease-centric, patient-focused • Acquire targeted clinical compounds • Agnostic within GI tract if needs are unmet • Rare & unmet needs allow for targeted patient profiling focus provides • Capital efficient development pathways • Market protection enhancements • Capital efficient commercialization • Payer leverage 9 meters in circuitous length BUT A STRAIGHT-FORWARD STRATEGY 6 pipeline– one tract with multiple meaningful opportunities

PROGRAM *Indication*	CLASS	ROUTE	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	MILESTONES
Larazotide *Adult Celiac Disease*	Tight Junction Regulator	Oral; Gut Restricted					Phase 3 interim analysis → **2Q 2022**
Larazotide *MIS-C**	Tight Junction Regulator	Oral; Gut Restricted					Phase 2a topline data → **2H 2022**
Vurolenatide *Short Bowel Syndrome*	Long-Acting GLP-1	Injectable					Phase 2 topline data → **2Q 2022**
NM-003 *Orphan Indication TBD*	Long-Acting GLP-2	Injectable					IND-enabling planning underway
NM-102 *Orphan Indication TBD*	Tight Junction Microbiome Modulator	Oral					IND-enabling underway
NM-136 *Targeted Obesity Disorders*	Anti-GIP hu-mAb	Injectable					IND-enabling underway
NM-004 *Orphan Indication TBD*	Immunomodulator	Oral; Gut Restricted					Phase 2 ready

NOTE *All programs are New Chemical Entities.*
NOTE *All programs are globally licensed except NM-004, which excludes Asia, except for Japan.*
**MIS-C = multisystem inflammatory syndrome in children clinical trial in collaboration with European Biomedical Research Institute of Salerno (EBRIS); GLP-1 = glucagon-like peptide-1; GLP-2 = glucagon-like peptide-2; GIP = glucose-dependent insulinotropic polypeptide; hu-mAb = humanized monoclonal antibody*

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multiple potential inflection points through 2022

3Q 2021

- Initiated IND-enabling pathway for NM-102
- Initiated IND-enabling pathway for NM-003
- Acquired and initiated IND-enabling pathway for NM-136

4Q 2021

- Initiated larazotide Phase 2a MIS-C trial
- Initiated NM-003 pre-clinical PoC
- Initiated NM-102 collaboration with Gustave Roussy

1H 2022

- Vurolenatide (SBS) Phase 2 trial topline data in 2Q
- SBS R & D Day post FDA End-of-Phase 2 meeting
- Larazotide (CeD) Phase 3 trial interim analysis in 2Q

2H 2022

- Vurolenatide (SBS) Phase 3 trial first patient dosed in 3Q
- Larazotide (MIS-C) Phase 2a trial data
- Larazotide (CeD) Phase 3 trial topline data
- NM-102, NM-136 progression of IND-enabling work

Evaluate rest-of-world vurolenatide and global larazotide partnerships

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vurolenatide: long-acting glp-1 agonist Short Bowel Syndrome (SBS); Orphan Designation 9 short bowel syndrome is a debilitating orphan disease • Orphan disease (orphan designation granted) and an underserved market • Affects up to 20,000 people in the US with similar prevalence in EU1,2 • Severe disease characterized by impaired gut motility with significant impact on quality of life • Impaired intestinal absorption, diarrhea & metabolic complications3,4 • Limited treatment options with dependency on parenteral support (PS) • Complex and costly parenteral nutritional support to survive; risk of life-threatening infections & extra-organ impairment5-7 • Approximately half of patients do not require parenteral support8-10 • Gattex® (teduglutide) is a GLP-2 analogue approved in US in 2012 • ~1,500 patients under management WW • ~$600M in global sales in 2020 • 11th most expensive medicine in US in 2021 ~$41,000/month11 normal Length of GI Tract ~9.0 m/~30 ft sbs patient Length of GI Tract Significantly Shortened 1. Jeppesen P. Expert Opin Orphan Drugs. 2013;1(7):515-525. 2. Transparency Market Research; Short Bowel Syndrome Market. 2019. 3. Amiot A et al. Clin Nutr. 2013;32:368-374. 4. Boland E et al. Am J Surg. 2010;200:690-693. 5. Bielawska B. Nutrients. 2017;9:466-479. 6. Pironi L et al. Clin Nutr. 2016;352:247-307. 7. Hofstetter S et al. Curr Med Res Opin. 2013;29:495-504. 8. Tappenden KA. J Parenter Enteral Nutr. 2014;38(1 Suppl):23S-31S. 9. Jeppesen PB. J Parenter Enteral Nutr. 2014;38(1 Suppl):8S-13S. 10. Messing B et al. Gastroenterology. 1999;117(5):1043-1050. 11. Becker Health Hospital Review, February 8, 2021. 10

patients with sbs typically have compromised levels of glp-1 Illustration of one phenotype of SBS with colon-in-continuity; Other phenotypes exist with and without colon-in-continuity 11 • GLP-1 is naturally produced in a portion of the ileum that is removed during surgical resection • Natural GLP-1 prevents the GI tract from moving rapidly: known as an “ileal brake” • Without this brake, there is unregulated gut motility, causing an SBS patient’s remaining bowels to empty rapidly and frequently • Inability to absorb nutrients and fluids • Intractable, malabsorptive diarrhea with frequent bowel movements and excessive stool output • Production of natural GLP-1 is compromised in patients with SBS • Portion of the ileum secreting GLP-1 may be removed during resection • GLP-2 analogues do not appreciably slow motility to affect rapid GI transit time associated with SBS • An ideal therapy for SBS patients should: • Be safe and tolerable, while providing convenient dosing and administration • Rapidly decrease gut motility to improve absorption of nutrients and fluids • Rapidly reduce total stool output (TSO) volume and bowel movement frequency vurolenatidereplaces glp-1 and restores the “ileal brake” short bowel syndrome with glp-1 GLP-1 travels through the blood, which affects gut motility elsewhere in the body. Motility is slowed, allowing more time for nutrient uptake. Vurolenatide rapidly replaces physiological effects of missing GLP-1 to normalize GI transit with potentially twice- or once-monthly dosing. XTEN R Molecule is an NCE through recombinantly derived process exenatide ~4.2 kDa Asp HisGly Thr ThrSerPheGluGly Asp Leu Ser LysGlnMetGluGluAlaVal GluArg Phe Leu Ile GluTrpLeu ProLys GlyGly Ser Ser Gly GlyAlaProProSer vurolenatide ~80 kDa + 12 reasons to believe vurolenatide has the potential to advance the way we treat sbs *Vurolenatide remains investigational and under development. 13 phase 1b/2a study: sbs clinical trial design *The study protocol called for an analysis of urine output; however, it proved difficult to measure in an ambulatory setting. open label, 2-dose, dose-escalation study of vurolenatide in adult patients with sbs Vurolenatide given twice, at 3 different dose levels, in 3 cohorts Doses were administered on Days 1 and 15 by subcutaneous injection. MAIN OUTCOMES: Safety & tolerability Key secondary outcomes: Total stool output (TSO) volume; bowel movement frequency; urine output*; parenteral support; PK Patients were followed for 6 weeks after the second dose. Screening 50 mg cohort n=2 50 mg cohort n=1 100 mg cohort n=2 100 mg cohort n=2 150 mg cohort n=1 150 mg cohort n=1 Overall demographics in trial: 5m/4f (8 Caucasian); avg age = 51.8 y; avg height = 175.1 cm; avg weight = 68.0 kg; avg BMI = 22.1 kg/m2 14 phase 1b/2a trial: treatment-emergent adverse events Vurolenatide was generally safe and well tolerated: 17 TEAEs were observed in 9 patients, 15 of which were mild, transient and self-limited without further intervention. The majority of TEAEs were GI-related (nausea and vomiting). 15 phase 1b/2a efficacy: total stool output (tso) *Patient 6 did not receive a second dose. †The baseline prior to the second dose in this patient was substantially higher than the original baseline volume due to rapid increase in oral intake. lasting effect seen in patients, confirming single ascending dose t2dm study data (cleland et al.) 16 summary of study results Study met its primary objective: Vurolenatide demonstrated an excellent safety and tolerability profile Vurolenatide demonstrated a clinically relevant improvement in total stool output (TSO) volume, supporting a clear “GO” decision for next phase of development Data support twice-monthly fixed-dosing regimen (or better) Rapid improvement in clinically relevant efficacy outcomes*: • All 9 patients showed meaningful reduction in total stool output volume within 48 hours of first dose • AVERAGE TSO REDUCTION OF 42% FROM BASELINE IN ALL 9 PATIENTS AT 48 HOURS POST DOSE 1 • Efficacy seen with 1st dose carried through to 2nd dose at Day 15 • AVERAGE TSO REDUCTION OF 46% FROM BASELINE IN 7/8 PATIENTS WITHIN 48 HOURS POST DOSE 2† • Bowel movement frequency: 4/7 after receiving 1 dose and 5/6 after receiving 2 doses had reductions • Parenteral support: 2 of 5 patients on PS in this trial had reduction after each dose • Quality of life: SF-36 data suggest overall improvements in general well-being in this trial *Given the size of the study population, note that the trial was not powered for efficacy analyses. †Excludes 1 patient who did not receive a 2nd dose, and another patient who had substantial increase in oral intake prior to 2nd dose. 17 fda response on initiated phase 2 program FDA Type C meeting communication supported plan to initiate Phase 2 study with vurolenatide for SBS using TSO as the primary efficacy outcome measure Multicenter, double-blind, double-dummy, randomized placebo-controlled trial; FDA has provided global anchor questions and specific guidance for performance of exit interviews to support clinical meaningfulness of observed efficacy Secondary endpoints will include diarrhea impact, nocturnal stool output, meal-related stool output, parenteral requirements, sleep quality, and quality of life 18

VIBRANT: phase 2 sbs trial design & timeline (n = 22) Site selection finalized: 5 primary + 2 backup Timeline: topline results expected 1Q22 50 mg PBO Group 1 n=6 Group 2 n=6 Group 3 n=6 Group 4 n=4 Study population: all comers (regardless of phenotype and/or PS requirement) 50 mg PBO 50 mg 100 mg PBO 100 mg PBO 100 mg 50 mg 50 mg 50 mg 50 mg 50 mg PBO PBO PBO PBO PBO DAY 0 DAY 7 DAY 14 DAY 21 DAY 28 VIBRANT = VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT; PS = parenteral support.19 larazotide: oral, non-absorbed tight-junction regulator Celiac Disease; Fast-track Designation 20 celiac disease: autoimmune disorder with a clear unmet need

Triggered by dietary gluten

- Intestinal epithelial barrier leakiness leads to intestinal inflammatory loop
- Eventually, intestinal surface villi become atrophied
- Inadequately managed celiac can lead to complications including malnutrition, osteoporosis, neurologic complaints, lymphoma and gastrointestinal cancers[1]

Genetic link

- Worldwide prevalence of around 1% and on the rise[2]
  - Celiac patients have a specific HLA class II gene variant[3]
    - HLA-DQ2 (~95%) or
    - HLA-DQ8 (5%)[4]
- Genome-Wide Association Studies (GWAS) link disease to 4 genes involved with regulation of tight junctions[4]


Normal villi
Villous atrophy
Mucosa
Submucosa
Muscularis
Healthy
Celiac disease

GI Abdominal Domain Symptoms



Abdominal Pain	Abdominal Cramps
Bloating	Flatulence

1.) Kurien, M. et al. Long-term care for patients with celiac disease in the UK: a review of the literature and future directions. *J Hum Nutr Diet* 2016; 29- 617-623. 2.) Schuppan and Dieterich, UpTo Date (2018). 3.) Fasano A. Genetics of Celiac Disease (Nov 2019) https://emedicine.medscape.com/article/1790189-overview. 4.) Withoff S et al. *Trends Genet*. 2016;32(5):295-308.

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celiac disease: genetically-linked autoimmune disorder with no pharmacotherapy options

CeD global prevalence: ~1% of the population worldwide and growing[1,2]

Gluten-free diet (GFD) is the ***only treatment option***

- Even those on a gluten-free diet suffer from symptoms, often consume gluten inadvertently and have evidence of intestinal damage[3]

Patient journey is ***long, expensive and frustrating***

- Time elapsed between initial symptoms and diagnosis: ~ 6–10 years[4]; many patients are misdiagnosed initially[4]
- Mean PPPY healthcare costs are higher for CeD patients vs. controls ($3,465–$7,921 higher per year over a three-year measurement period)[6]

Global Prevalence: ~21MM adult patients



United States
~3.2 million adult patients



EU4 + UK + Northern Europe
~3.5 million adult patients

"Living with Celiac Disease Is exhausting, just because I'm sick all the time. Being sick every day takes the life out of me." [6]

- Age: 35/ Gluten-Free: 10 years



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1. Schupan and Dietrich, Up to Date (2018) . 2. Singh et al. Global prevalence of celiac disease; systematic review and meta-analysis. *Clin Gastroenterology and Hepatology* 2018; 16: 823-836 3. Silvester, J. et al. Most patients with Celiac Disease on gluten-free diets consume measurable amounts of gluten. *Gastroenterology* 202 April 158(5): 1497-1499 4. Beyondceliac.org 5. Capell, K. et al. Healthcare resource utilization and costs in Celiac Disease: a US claims analysis. *AM J Gastroenterol* 2020; 115:1821-1829. 6. Short Bowel Syndrome & Celiac Disease testimonial qualitative study, November 2021

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larazotideimproves intestinal barrier integrity in celiac disease 22 phase 2: pro endpoints show robust treatment effect Placebo 0.50 mg 28.6% 14.3% 10.0% 20.0% 30.0% P = 0.022 0.0% % Re sp on de rs † 14.3% Treatment Effect Treatment effect greater than approved IBS brands with Phase 3 PROs (Xifaxan®, Viberzi®, Linzess®, Amitiza®, and Trulance®) CeD PRO* Responder† Analysis P2b Trial1CeD-GSRS: Primary Endpoint for Phase 2b1 *CeD PRO Abdominal Domain is the agreed upon endpoint for Phase 3 with the FDA. The CeD PRO was pre-specified & an exploratory endpoint in the Phase 2b Study. †Responder = Subject has 50% improvement vs. baseline CeD PRO abdominal score (6/12 weeks). 1. Leffler DA et al. Gastroenterology. 2015;148:1311-1319. FDA Drug Labels for Xifaxan® (Salix/Bausch), Viberzi® (Allergan), Linzess® (Allergan/Ironwood), Amitiza® (Takeda/Sucampo) and Trulance® (Synergy/Salix/Bausch). Dose 0.5 mg 1 mg 2 mg CeD GSRS1 P values 0.022 0.900 0.590 Positive Phase 2b with Statistically Significant P Value at Therapeutic Dose 23

CeDLaraStudy: Enriched Phase 3 Trial Design in Celiac Disease (n = ~525) Screening/Eligibility Period 12-week Double-Blind Treatment Phase Primary Endpoint Analyzed at Week 12 Day -35 Week 5 Visit 1 Day -21 Week 3 Visit 2 Day 1 Baseline Visit 3 Day 28 ± 3 Week 4 Visit 4 Day 56 ± 3 Week 8 Visit 5 Day 84 ± 3 Week 12 Visit 6 Day 112 ± 3 Week 16 Visit 7 Day 168 ± 3 Week 24 Visit 8 (End) Initiate Double-Blind Study Drug on Day 1 Randomization 1:1:1 Larazotide 0.50 mg TID (~n = 175) Larazotide 0.25 mg TID (~n = 175) Placebo (~n = 175) 3. Primary Endpoint: CeDPRO Abdominal Domain at 12 Weeks1 Mean change from baseline for celiac disease symptom severity based on CeD PRO symptom scores (continuous variable). 1. Key Inclusion Criteria Similar to Phase 2b • Adults with celiac disease • Gluten-free diet symptoms monitored • Include patients with symptoms despite a GFD 2. Phase 3 De-Risked Based on Phase 2b Learnings • Exclude subjects likely to do well on a GFD • Enriched design includes patients with greater severity to increase treatment effect 1. CeD PRO Abdominal Domain = abdominal cramping, abdominal pain, bloating and gas; ClinicalTrials.gov Identifier: NCT03569007 CeDLara = The Study of Celiac Disease with Larazotide. 12-week Double-Blind Safety Phase 25 near-term development milestones

2021 | 2022

3Q21
- Initiated IND-enabling pathway for NM-102
- Initiated IND-enabling pathway for NM-003
- Acquired and initiated IND-enabling pathway for NM-136

4Q21
- Initiated larazotide Phase 2a MIS-C trial
- Initiated NM-003 pre-clinical PoC
- Initiated NM-102 collaboration with Gustave Roussy

1H22
- Topline vurolenatide Phase 2 trial readout in 2Q
- SBS R & D Day post FDA End-of-Phase 2 meeting
- Interim analysis Phase 3 larazotide for celiac disease in 2Q

2H22
- Initiate Phase 3 vurolenatide SBS trial
- Topline larazotide Phase 2a MIS-C readout
- Top-line larazotide Phase 3 readout in celiac disease
- NM-102, NM-136 and NM-104 progression toward pre-ID meeting

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early stage development programs 26

multisystem inflammatory syndrome in children (MIS-C)

- MIS-C is a rare but serious condition associated with COVID-19 in which different body parts become inflamed, including the heart, lungs, kidneys, brain, skin, eyes, or GI organs
- MIS-C occurs when SARS-CoV-2 superantigens move through the tight junctions between gut epithelial cells into the bloodstream, leading to the hyperinflammatory immune response
- Larazotide's MOA as a tight junction regulator may prevent SARS-CoV-2 superantigens from entering the bloodstream



Exposure to SARS-CoV-2
Multisystem Inflammatory Syndrome in Children (MIS-C)
SARS-CoV-2 in the GI tract
Increased zonulin release
SARS-CoV-2 spike influx
Hyperinflammatory response
viral RNA
Spike
GI tract
Bloodstream
IgA
IgG
IFN-γ, TNF-α, IL-6, IL-10, IL-1β
Loss of tight junctions
Exposure to Superantigen motifs

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1. *J Clin Invest.* 2021;131(14):e149633. https://doi.org/10.1172/JCI149633.

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phase 2 clinical trial in MIS-C

- Massachusetts General Hospital for Children contacted 9 Meters in February 2021 to request a single-use Expanded Access EUA to treat a child with MIS-C
  - A study published in JCI in May 2021 demonstrated a decrease in plasma SARS-CoV-2 Spike antigen levels, a decrease in inflammatory markers, and a resultant clinical improvement in the Larazotide-treated MIS-C patient[1]
  - Publication accepted for remaining cohort of 4 patients (in press)
- Ongoing Phase 2a trial* in MIS-C was initiated in collaboration with European Biomedical Institute of Salerno (EBRIS) in October 2021
  - The primary aim of this study is to evaluate the efficacy and safety of larazotide versus placebo in pediatric patients with SARS-CoV-2 infection who experience early signs of MIS-C and are at high risk of progression
  - Topline larazotide Phase 2a MIS-C readout in 2H 2022



Screening
21-Day Double-Blind Treatment Phase
Primary Endpoint Analyzed at 21 Days
24-week Follow-up
No study drug
Day 1
Baseline
Weeks 1, 2, 3
Visits 1, 2, 3
Weeks 4 + 8
Telemedicine Visits
Week 12
Visit 4
Weeks 16 + 20
Telemedicine Visits
Week 24
Visit 5
Double-Blind Study Drug on Day 1
Placebo + standard of care for MIS-C (n = 10)
Larazotide 10µg/kg/dose (max 500µg) PO QID + standard of care for MIS-C (n=10)

* 21-day trial with weight-based dosing.

1. *J Clin Invest.* 2021;131(14):e149633. https://doi.org/10.1172/JCI149633.

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nm-003: long-acting glp-2 agonist XTEN R Molecule is an NCE through recombinantly derived process teduglutide ~3.8 kDa Gln HisGly Ser SerAspPheAspGly Glu Met Asn ThrIleLeuAspAsnAlaAla LewArg Phe Asp Ile AsnTrpLeu IleIle ThrLys Thr Asp nm-003 ~77 kDa + 27 1. Alters SE, McLaughlin B, Spink B, et al. PLoS One. 2012;7(11):e50630. 1

nm-102: tight-junction microbiome modulator[1]



#
#
*
65
60
55
50
45
40
35
30
25
20
10
0
TER (Ωcm²)
0
30
60
90
120
150
180
210
240
Recovery (minutes)
non-ischemic
ischemic
larazotide
nm-102 (0.1 uM)
nm-102 (1.0 uM)
nm-102 (10 uM)

Electrophysiological responses and histomorphology of ischemia-injured porcine jejunal mucosa to treatment with single doses of nm-102 at various concentrations. Statistical significance is between either ischemic tissue treated with nm-102 vs untreated ischemic tissue (*) or ischemic tissue treated with larazotide vs untreated ischemic tissue (#) during the 240-minute recovery period. Values are means ± SEM; n ≥ 4.

- nm-102 is a tight-junction modulator chemically distinct from larazotide
- Data from ex vivo porcine tissue (shown) details tissue recovery
- Collaboration with Gustave-Roussy Institute (Paris) confirmed activity of nm-102 in immune checkpoint inhibitor failure model of melanoma: prolonged survival and improved tumor decreasing efficacy
- CMC optimization and IND-enabling program underway with anticipated first-in-human studies in 2022

1. Slifer ZM et al. *PLoS One*. 2021;16(4):e0250165. https://doi.org/10.1371/journal.pone.0250165

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nm-136: humanized anti-GIP monoclonal antibody1 control nm-136 treated mouse white portions represents fat tissue 1. Boylan MO et al. Am J Physiol. 2015;309:E1008-E1018. 29 • nm-136 targets GIP, a hormone released into circulation after food is ingested • nm-136 prevents GIP from binding to its receptor and shown to decrease weight and abdominal fat in pre-clinical models • IND-enabling pathway underway and intend to conduct a clinical proof-of-concept in 2023

John Temperato President, Chief Executive Officer & Director jtemperato@9meters.com 8480 Honeycutt Road, Suite 120 Raleigh, NC 27615 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com Twitter LinkedIn Bethany Sensenig, MBA, CMA Chief Financial Officer bsensenig@9meters.com Al Medwar, MBA SVP, Investor Relations & Corporate Communications amedwar@9meters.com